UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2008

Commission File No. 841105-D

BAR HARBOR BANKSHARES

(Exact name of registrant as specified in its charter)

Maine	01-0393663
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

PO Box 400
82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip Code)

(207) 288-3314

(Registrant's telephone number, including area code)

Inapplicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry Into a Material Definitive Agreement.

On November 18, 2008, the Board of Directors of Bar Harbor Bankshares (the "Company") approved and entered into amended and restated Change in Control, Confidentiality and Noncompete Agreements with each of the following officers: Marsha Sawyer, Senior Vice President of Human Resources; Cheryl Curtis, Senior Vice President, Marketing and Community Relations; Craig Worcester, Managing Director Bar Harbor Financial Services; Joshua Radel, Chief Investment Officer of Bar Harbor Trust Services; and David Thibault, Senior Vice President Operations and Information Systems. These Change in Control Agreements all contain substantially the same material terms and conditions and have been designed to comply with Section 409A by clarifying that the date of termination is the date of separation from service; providing for a six month delay in payment for certain key employees; and amending the definition of good reason for termination of employment as well as the definition of disability. In addition, for all these officers identified above, the Change in Control Agreements prohibit the payment of any excess parachute payments as that term is defined under Section 280G of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

A copy of each Change in Control Agreement applicable to the above identified officers is attached hereto as Exhibits 10.1 through 10.5 and incorporated herein by reference. The foregoing description of these Change in Control Agreements is qualified in its entirety by reference to the full text of each of the respective agreements.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2008, the Board of Directors of Bar Harbor Bankshares (the "Company") adopted and approved amendments and restatements of certain compensatory arrangements applicable to certain of the named executive officers of the Company and its wholly owned banking subsidiary, Bar Harbor Bank and Trust (the "Bank"). In addition, the Company adopted a new Supplemental Executive Retirement Plan applicable to certain executive officers. The primary purpose of the changes to these agreements and adoption of the new Supplemental Executive Retirement Plan is to comply with the documentation requirements of the final regulations promulgated under Section 409A of the Internal Revenue Code of 1986, as amended ("Section 409A"), which provides in relevant part for rules regarding deferred compensation arrangements. In particular, the following actions were taken by the Company’s Board of Directors:

Supplemental Executive Retirement Plans:

The Company’s Board of Directors approved and adopted "Amendment No.1" to the Company’s existing Supplemental Executive Retirement Plan previously adopted on January 1, 2003 (the "Existing SERP"). Amendment No. 1 to the Existing SERP provides in material part for the cessation of additional benefit accruals under the Existing SERP and makes the Existing SERP relate solely to deferred compensation that was both earned and vested prior to January 1, 2005, such that the Existing SERP will be treated as a "grandfathered plan" that is exempt from the requirements of Section 409A. No other material amendments were made to the Existing SERP.

A copy of Amendment No. 1 to the Company’s Existing SERP is attached hereto as Exhibit 10.6 and incorporated herein by reference. The foregoing description of Amendment No. 1 is qualified in its entirety by reference to the full text of Amendment No. 1.

The Company’s Board of Directors also adopted a new Supplemental Executive Retirement Plan (the"SERP-409A") to comply with Section 409A. The SERP-409A applies to amounts of deferred compensation that are both earned and vested for periods on or after January 1, 2005. The SERP 409A is a separate plan and contains the following material changes from the Existing SERP: changes the definition of disability to conform to the definition set forth in Section 409A; changes the name of the plan to the "Bar Harbor Bankshares Supplemental Executive Retirement Plan-Code Section 409A"; changes the definition of unforeseeable emergency to comply with Section 409A; delays the payments contingent on separation of service for a period of six (6) months for key employees; clarifies the distribution start date to provide a definitely determinable date as required under Section 409A; and provides that a participant’s benefit will be paid in the event of a failure to satisfy Section 409A to the extent of the amount required to be included in income. Furthermore, the SERP-409A makes changes to payment elections to comply with Section 409A and provides that once benefit payments begin, they cannot be suspended upon reemployment. Finally, the SERP-409A excludes the use of non-US rabbi trusts.

A copy of the SERP-409A is attached hereto as Exhibit 10.7 and incorporated herein by reference. The foregoing description of SERP-409A is qualified in its entirety by reference to the full text of SERP-409A.

Change in Control Agreements.

 The Company maintains Change in Control, Confidentiality and Noncompetition Agreements, all dated as of November 7, 2003 (each an "Existing Change in Control Agreement" and collectively the "Existing Change in Control Agreements") with the following named executive officers: Gerald Shencavitz, Executive Vice President and Chief Financial Officer of the Company; Michael Bonsey, Senior Vice President, Credit Administration of the Bank; Gregory W. Dalton, Senior Vice President, Business Banking for the Bank; and Daniel Hurley III, Senior Vice President of the Bank and President of Bar Harbor Trust Services, the Company’s second tier nondepository trust company. On November 18, 2008 the Board Directors adopted and approved Restated and Amended Change in Control, Confidentiality and Noncompetiition Agreements (each individually referred to as "409A Change in Control Agreement" and collectively referred to as the "409A Change in Control Agreements") that supersede and replace the Existing Change in Control Agreements for each of these executive officers. The 409A Change in Control Agreements contain substantially the same material terms and conditions as the Existing Change in Control Agreements, but have been amended and restated to comply with Section 409A by clarifying that the date of termination is the date of separation from service; providing for a six month delay in payment for certain key employees; and amending the definition of good reason for termination of employment as well as the definition of disability. In addition, the Existing Change in Control Agreements for all executive officers identified above other than Gerald Shencavitz were amended to prohibit the payment of any excess parachute payments as that term is defined under Section 280G of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

Except for the agreement applicable to Gerald Shencavitz, all of the 409A Change in Control Agreements applicable to the other executive officers identified above are substantially identical in form and substance. A specimen copy of the 409A Change in Control Agreement for these executive officers is attached hereto as Exhibit 10.8 and incorporated herein by reference. The foregoing description of the 409A Change in Control Agreements is qualified in its entirety by reference to the full text of specimen 409A Change in Control Agreement. A copy of the 409A Change in Control Agreement applicable to Gerald Shencavitz is attached hereto as Exhibit 10.9 and incorporated herein by reference. The foregoing description of the 409A Change in Control Agreement applicable to Gerald Shencavitz is qualified in its entirety by reference to the full text of the Gerald Shencavitz 409A Change in Control Agreement.

Amendment and Restatement of CEO Employment Agreement

The Company currently has a written employment agreement (the "Original CEO Employment Agreement") dated January 3, 2003 and last amended November 7, 2003, with Joseph M. Murphy, its President and Chief Executive Officer. On November 19, 2008, the Company’s Board of Directors amended and restated Mr. Murphy’s Employment Agreement (the "Amended and Restated CEO Employment Agreement") primarily for the purpose of complying with Section 409A by: making clear that reimbursement of expenses and timing thereof is not subject to liquidation or exchange for another benefit; references to the CEO’s Supplemental Executive Retirement Plan were updated; provided for a six (6) month delay for payment of benefit payments after a separation from service as required by Section 409A; amends definition of "Good Reason," to include separation from service as required by Section 409A; amends the definition of a disability to conform to Section 409A; and removes the change in control provisions applicable to the CEO, as more fully discussed below in this Report under the caption "CEO Change in Control Agreement." The Amended and Restated Employment Agreement supersedes and replaces the Original CEO Employment Agreement.

A copy of the Amended and Restated CEO Employment Agreement is attached hereto as Exhibit 10.10 and incorporated herein by reference. The foregoing description of the Amended and Restated CEO Employment Agreement is qualified in its entirety by reference to the full text of the Amended and Restated CEO Employment Agreement.

CEO Change in Control Agreement

Mr. Murphy’s Original CEO Employment Agreement also provided, with limited exception, for a severance payment to the CEO in the event his employment is terminated within one [1] year prior to or following certain events defined to constitute a change in control of the Company. On November 19, 2008, the Board of Directors of the Company approved a new Change in Control, Confidentiality Agreement and Noncompetition Agreement with Mr. Murphy (the "New CEO Change in Control Agreement"). The New CEO Change in Control Agreement supersedes and replaces the change in control provisions previously contained in Mr. Murphy’s Original CEO Employment Agreement. The New CEO Change in Control Agreement was adopted primarily to comply with Section 409A by: clarifying that the date of termination is the date of separation from service; providing for a six month delay in payments, and amending the definition of good reason for termination of employment and amending the definition of disability.

A copy of the New CEO Change in Control Agreement is attached hereto as Exhibit 10.11 and incorporated herein by reference. The foregoing description of the New CEO Change in Control Agreement is qualified in its entirety by reference to the full text of the New CEO Change in Control Agreement.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1 Change in Control Agreement for Marsha Sawyer

10.2 Change in Control Agreement for Cheryl Curtis

10.3 Change in Control Agreement for Craig Worcester

10.4 Change in Control Agreement for Joshua Radel

10.5 Change in Control Agreement for David Thibault

10.6 Amendment No. 1 to Existing SERP

10.7 SERP-409A

10.8 Specimen 409A Change in Control Agreement

10.9 Gerald Shencavitz 409A Change in Control Agreement

10.10 Amended and Restated CEO Employment Agreement

10.11 New CEO Change in Control Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2008

BAR HARBOR BANKSHARES

 /s/ Joseph M. Murphy

Joseph M. Murphy

President and Chief Executive Officer